                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of the Report (Date of earliest event reported):
                               January 20, 2004

                        Commission File Number: 001-9383

                          WESTAMERICA BANCORPORATION
                          --------------------------
              (Exact name of registrant as specified in its chapter)

                                 CALIFORNIA
                                 ----------
                         (State of incorporation)

                                 94-2156203
                                 ----------
                    (I.R.S. Employer Identification Number)

                 1108 Fifth Avenue, San Rafael, California 94901
                 -----------------------------------------------
               (Address of principal executive offices and zip code)

                                  (707) 863-8000
                                  --------------
                   (Registrant's area code and telephone number)

Item 7: Exhibits
----------------

99.1 Press release dated January 20, 2004



Item 12:  Results of Operations and Financial Condition
-------------------------------------------------------

On January 20, 2004 Westamerica Bancorporation announced their quarterly earnings for the fourth quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen, SVP and Controller
January 20, 2004

INDEX TO EXHIBITS
-----------------

                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-15
                         January 20, 2004

					FOR IMMEDIATE RELEASE
January 20, 2004


WESTAMERICA BANCORPORATION REPORTS RECORD
QUARTERLY AND ANNUAL EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported record net income for the fourth quarter of 2003 of $24.3 million, up from $23.3 million for the fourth quarter of 2002. Fourth quarter 2003 diluted earnings per share were $0.73, up from $0.68 for the fourth quarter of 2002. The return on average common equity (ROE) for the fourth quarter of 2003 was 29.4 percent, and the return on assets (ROA) was 2.17 percent, compared to 29.2 percent and
2.23 percent, respectively, for the fourth quarter of 2002.

Net income for the year ended December 31, 2003 was a record $95.1 million, up 9 percent from $87.1 million for 2002. Diluted earnings per share increased 12 percent to $2.85 for the year 2003, compared to $2.55 for the year 2002. The ROE for 2003 was 29.4 percent, while the ROA was
2.19 percent, compared to 28.7 percent and 2.17 percent, respectively, for 2002.

"Fourth quarter and full year 2003 profitability benefited from our focus on gathering low-cost deposits, expense control, and continuing superior credit quality," said Chairman, President and CEO David Payne. "During 2003, our low-cost deposits grew 7 percent, reducing our average cost of funds to 0.55 percent in the fourth quarter. Our noninterest expense declined 1.6 percent to $101.7 million for 2003 compared to $103.3 million for 2002. Net loan losses for 2003 were only 0.15 percent of average loans," continued Payne.

Net interest income on a fully taxable equivalent basis was $54.8 million in the fourth quarter of 2003 compared to $54.3 million in the prior quarter and $55.0 million in the same quarter a year ago. The fourth quarter 2003 net interest margin on a taxable equivalent basis was 5.26 percent, compared to 5.31 percent in the previous quarter and 5.71 percent in the fourth quarter of 2002. For the full year, net interest income and the net interest margin on a taxable equivalent basis were $217.4 million and 5.39 percent, compared to $215.7 million and 5.76 percent, respectively, for 2002.

Nonperforming loans and repossessed loan collateral were $7.6 million at December 31, 2003 down $1.0 million from the previous quarter-end and down $2.7 million from December 31, 2002. Nonperforming loans and OREO represented 0.17 percent of total assets at December 31, 2003. The provision for loan losses was $750,000 for the fourth quarter of 2003, unchanged from the previous quarter and down from $900,000 in the year ago quarter. Net charge-offs totaled $1.0 million or 0.18 percent of average loans (annualized) in the fourth quarter of 2003. For the year, net charge-offs were $3.6 million, or 0.15 percent of average loans, compared to the provision for loan losses of $3.3 million.

Noninterest income in the fourth quarter of 2003 totaled $10.5 million, compared to $11.0 million and $10.2 million, respectively, reported in the previous and year ago quarters. The decrease from the prior quarter is primarily attributable to lower service charges on deposit accounts, merchant credit card income, mortgage banking income, and ATM fees. The increase from the year ago quarter is primarily attributable to higher service charges on deposit accounts and other income partially offset by lower mortgage banking income.

Noninterest expense for the fourth quarter of 2003 totaled $25.2 million compared to $25.5 million in the prior quarter and $25.8 million in the year ago quarter. The 1.5 percent decrease from the prior quarter is primarily attributable to lower salaries and benefits, and merchant card expense offset in part by higher operational losses. The 2.3 percent decrease from the year ago quarter is primarily attributable to lower furniture expense, salaries and benefits, merchant card expense, and amortization of core deposit intangibles offset in part by higher telephone expense. For the full year, noninterest expense was $101.7 million, down 1.6 percent from $103.3 million for 2002. The decrease is primarily attributable to reduced salaries and benefits, equipment expense, merchant card expense, amortization of core deposit intangibles, and stationery and supplies offset in part by higher occupancy, and telephone expenses. The efficiency ratio (expenses divided by revenues) for the fourth quarter of 2003 was 38.6 percent compared with 39.1 percent in the previous quarter and 39.5 percent in the year ago quarter. For the year 2003, the efficiency ratio was 39.1 percent compared to 41.0 percent for 2002.

Shareholders' equity was $340 million at December 31, 2003, compared to $341 million at December 31, 2002. The equity-to-asset ratio was 7.4 percent at December 31, 2003, compared to 8.1 percent at December 31, 2002. Share repurchases of Company common stock, net of share issuances, approximated 436 thousand shares in the fourth quarter 2003. At December 31, 2003, there were approximately 1.5 million shares remaining to purchase under the existing share repurchase program.

At December 31, 2003, the Company had total assets and total loans outstanding of $4.6 billion and $2.3 billion, respectively.

Westamerica Bancorporation, through its wholly owned subsidiary
Westamerica Bank, operates 88 branches throughout 22 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  - SVP & Treasurer
	707-863-6840

FORWARD-LOOKING INFORMATION:

   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2003 and Form 10-K for the year ended December 31, 2002, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2003 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made.
The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                        ###

WESTAMERICA BANCORPORATION     Public Information January 20, 2004
---------------------------
FINANCIAL HIGHLIGHTS
---------------------
December 31, 2003

1. Net Income Summary.

                                                                   (dollars in thousands except per-share data)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   1. Net Interest Income (FTE)              $54,758    $54,985      -0.4%   $54,264       0.9%  $217,407    $215,708         0.8%
   2. Loan Loss Provision                        750        900     -16.7%       750       0.0%     3,300       3,600        -8.3%
   3. Noninterest Income:
   4.   Investment Securities Gains                0          0      n/m       2,150      n/m       2,443      (4,260)       n/m
           (Impairment)
   5.   FHLB Advance Prepayment                    0          0      n/m      (2,166)     n/m      (2,166)          0        n/m
            Fees
   6.   Other                                 10,493     10,214       2.7%    11,029      -4.9%    42,639      40,811         4.5%
                                          -----------------------         ------------         -----------------------
   7. Total Noninterest Income                10,493     10,214       2.7%    11,013      -4.7%    42,916      36,551        17.4%
                                          -----------------------         ------------         -----------------------
   8. Noninterest Expense                     25,158     25,756      -2.3%    25,534      -1.5%   101,703     103,323        -1.6%
   9. Income Tax Provision (FTE)              15,035     15,287      -1.6%    14,920       0.8%    60,257      58,198         3.5%
                                          -----------------------         ------------         -----------------------
   10.Net Income                             $24,308    $23,256       4.5%   $24,073       1.0%   $95,063     $87,138         9.1%
                                          =======================         ============         =======================
   11.Average Shares Outstanding              32,523     33,495      -2.9%    32,770      -0.8%    32,849      33,686        -2.5%
   12.Diluted Average Shares                  33,154     33,978      -2.4%    33,273      -0.4%    33,369      34,225        -2.5%
          Outstanding
   13.Operating Ratios:
   14.  Basic Earnings Per Share               $0.75      $0.69       7.6%     $0.73       1.7%     $2.89       $2.59        11.9%
   15.  Diluted Earnings Per Share              0.73       0.68       7.1%      0.72       1.3%      2.85        2.55        11.9%
   16.  Return On Assets                        2.17%      2.23%                2.18%                2.19%       2.17%
   17.  Return On Equity                        29.4%      29.2%                29.3%                29.4%       28.7%
   18.  Net Interest Margin (FTE)               5.26%      5.71%                5.31%                5.39%       5.76%
   19.  Efficiency Ratio (FTE)                  38.6%      39.5%                39.1%                39.1%       41.0%

   20.Dividends Paid Per Share                 $0.26      $0.24       8.3%     $0.26       0.0%     $1.00       $0.90        11.1%
   21.Dividend Payout Ratio                       35%        35%                  36%                  35%         35%



2. Net Interest Income.

                                                                        (dollars in thousands)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)          $60,521    $63,519      -4.7%   $60,552      -0.1%  $244,604    $254,890        -4.0%
   2. Interest Expense                         5,763      8,534     -32.5%     6,288      -8.3%    27,197      39,182       -30.6%
                                          -----------------------         ------------         -----------------------
   3. Net Interest Income (FTE)              $54,758    $54,985      -0.4%   $54,264       0.9%  $217,407    $215,708         0.8%
                                          =======================         ============         =======================
   4. Average Earning Assets              $4,149,994 $3,831,759       8.3%$4,072,793       1.9%$4,033,964  $3,737,764         7.9%
   5. Average Interest-Bearing             2,842,273  2,642,475       7.6% 2,806,275       1.3% 2,798,180   2,608,598         7.3%
          Liabilities
   6. Yield on Earning Assets (FTE)             5.81%      6.60%                5.92%                6.06%       6.81%
   7. Cost of Funds                             0.55%      0.89%                0.61%                0.67%       1.05%
   8. Net Interest Margin (FTE)                 5.26%      5.71%                5.31%                5.39%       5.76%
   9. Interest Expense/Interest-                0.80%      1.28%                0.89%                0.97%       1.50%
          Bearing Liabilities
   10.Net Interest Spread (FTE)                 5.01%      5.32%                5.03%                5.09%       5.31%


WESTAMERICA BANCORPORATION       Public Information January 20, 2004
---------------------------

3. Loans & Other Earning Assets.

                                                                    (average volume, dollars in thousands)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   1. Total Assets                        $4,451,423 $4,128,465       7.8%$4,373,156       1.8%$4,332,707  $4,022,527         7.7%
   2. Total Earning Assets                 4,149,994  3,831,759       8.3% 4,072,793       1.9% 4,033,964   3,737,764         7.9%
   3. Total Loans                          2,285,717  2,451,940      -6.8% 2,331,855      -2.0% 2,354,270   2,465,876        -4.5%
   4.   Commercial Loans                   1,443,303  1,592,877      -9.4% 1,483,562      -2.7% 1,505,787   1,628,618        -7.5%
   5.   Consumer Loans                       842,414    859,063      -1.9%   848,293      -0.7%   848,483     837,258         1.3%
   6. Total Investment Securities          1,864,277  1,379,819      35.1% 1,740,938       7.1% 1,679,694   1,271,888        32.1%
   7.   Available For Sale (Market Value)  1,312,412    955,950      37.3% 1,164,363      12.7% 1,137,995     966,312        17.8%
   8.   Held To Maturity                     551,865    423,869      30.2%   576,575      -4.3%   541,699     305,576        77.3%
   9.       HTM Unrealized Gain (Loss)         7,352     11,786     -37.6%     5,866      25.3%     7,352      11,786       -37.6%
               at Period-End

   10.Loans / Deposits                          64.5%      73.9%                66.6%                68.6%       75.4%



4. Deposits &  Other Interest-Bearing Liabilities.

                                                                  (average volume, dollars in thousands)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   1. Total Deposits                      $3,542,433 $3,319,086       6.7%$3,500,911       1.2%$3,430,177  $3,271,514         4.8%
   2.   Noninterest Demand                 1,243,860  1,134,279       9.7% 1,203,378       3.4% 1,173,853   1,075,845         9.1%
   3.   Interest-Bearing Transaction         569,965    549,624       3.7%   531,174       7.3%   563,022     534,190         5.4%
   4.   Savings                            1,085,299    988,337       9.8% 1,034,480       4.9% 1,015,699     958,420         6.0%
   5.   Other Time >$100K                    348,405    320,552       8.7%   394,282     -11.6%   370,549     365,456         1.4%
   6.   Other Time < $100K                   294,904    326,294      -9.6%   337,597     -12.6%   307,054     337,603        -9.0%
   7. Total Short-Term Borrowings            418,896    263,061      59.2%   363,394      15.3%   378,362     249,439        51.7%
   8.   Fed Funds Purchased                  270,515     82,314     228.6%   214,333      26.2%   222,225      64,497       244.6%
   9.   Other Short-Term Funds               148,381    180,747     -17.9%   149,061      -0.5%   156,137     184,942       -15.6%
   10.FHLB Debt                              105,000    170,000     -38.2%   124,086     -15.4%   142,272     138,615         2.6%
   11.Long-Term Debt                          19,804     24,607     -19.5%    21,262      -6.9%    21,222      24,875       -14.7%
   12.Shareholders' Equity                   328,209    315,632       4.0%   326,529       0.5%   323,555     303,573         6.6%

   13.Demand Deposits / Total Deposits          35.1%      34.2%                34.4%                34.2%       32.9%
   14.Transaction & Savings Deposits /          81.8%      80.5%                79.1%                80.2%       78.5%
         Total Deposits


WESTAMERICA BANCORPORATION      Public Information January 20, 2004
---------------------------

5. Interest Yields Earned & Rates Paid.

                                                                       (dollars in thousands)
                                                        Q4'03                Q3'03                2003                    2002
                                          ----------------------------------         ---------------------------------
                                            Average    Income/    Yield/    Yield/    Average    Income/     Yield/      Yield/
                                            Volume     Expense     Rate      Rate      Volume    Expense      Rate        Rate
                                          ----------------------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)        $4,149,994    $60,521      5.81%      5.92%4,033,964   $244,604        6.06%       6.81%
   3.   Total Loans (FTE)                  2,285,717     36,760      6.39%      6.61%2,354,270    157,943        6.71%       7.28%
   4.     Commercial Loans (FTE)           1,443,303     25,349      7.17%      7.40%1,505,787    108,967        7.44%       7.62%
   5.     Consumer Loans                     842,414     11,411      5.39%      5.60%  848,483     48,976        5.77%       6.88%
   6.   Total Investment Securities (FTE)  1,864,277     23,761      5.10%      5.00%1,679,694     86,661        5.16%       5.89%

   7. Interest Expense Paid to:
   8.   Total Earning Assets               4,149,994      5,763      0.55%      0.61%4,033,964     27,197        0.67%       1.05%
   9.   Total Interest-Bearing             2,842,273      5,763      0.80%      0.89%2,798,180     27,197        0.97%       1.50%
            Liabilities
   10.  Total Interest-Bearing Deposits    2,298,573      3,622      0.62%      0.69%2,256,324     16,985        0.75%       1.30%
   11.     Interest-Bearing Transaction      569,965        129      0.09%      0.10%  563,022        727        0.13%       0.29%
   12.    Savings                          1,085,299      1,381      0.59%      0.55%1,015,699      6,091        0.60%       1.22%
   13.    Other Time < $100K                 294,904      1,087      1.46%      1.56%  307,054      5,147        1.68%       2.46%
   14.    Other Time >$100K                  348,405      1,025      1.16%      1.21%  370,549      5,020        1.35%       2.30%
   15.  Total Short-Term Borrowings          418,896        856      0.80%      0.81%  378,362      3,415        0.90%       1.41%
   16.    Fed Funds Purchased                270,515        686      0.99%      1.01%  222,225      2,502        1.13%       1.62%
   17.    Other Short-Term Funds             148,381        170      0.45%      0.51%  156,137        913        0.58%       1.33%
   18.  FHLB Debt                            105,000        979      3.70%      3.72%  142,272      5,318        3.74%       3.72%
   19.  Long-Term Debt                        19,804        306      6.20%      7.24%   21,222      1,479        6.97%       7.18%

   20.Net Interest Income and Margin (FTE)              $54,758      5.26%      5.31%            $217,407        5.39%       5.76%



6. Noninterest Income.

                                                                         (dollars in thousands)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   1. Service Charges on Deposit              $6,572     $6,184       6.3%    $6,735      -2.4%   $26,381     $24,446         7.9%
          Accounts
   2. Merchant Credit Card Income                864        891      -3.0%       993     -13.0%     3,619       3,730        -3.0%
   3. ATM Fees & Interchange                     573        576      -0.5%       644     -11.0%     2,378       2,396        -0.8%
   4. Debit Card Fees                            512        542      -5.5%       556      -7.9%     2,125       1,879        13.1%
   5. Financial Services Fees                    227        267     -15.0%       249      -8.8%       893       1,315       -32.1%
   6. Mortgage Banking Income                    139        278     -50.0%       185     -24.9%       851         985       -13.6%
   7. Trust Fees                                 235        246      -4.5%       245      -4.1%       995       1,020        -2.5%
   8. Other Income                             1,371      1,230      11.5%     1,422      -3.6%     5,397       5,040         7.1%
                                          -----------------------         ------------         -----------------------
   9.     Sub-total                           10,493     10,214       2.7%    11,029      -4.9%    42,639      40,811         4.5%
   10.Investment Securities Gains                  0          0      n/m       2,150      n/m       2,443      (4,260)       n/m
          (Impairment)
   11.FHLB Advance Prepayment Fees                 0          0      n/m      (2,166)     n/m      (2,166)          0        n/m
                                          -----------------------         ------------         -----------------------
   12.Total Noninterest Income               $10,493    $10,214       2.7%   $11,013      -4.7%   $42,916     $36,551        17.4%
                                          =======================         ============         =======================
   13.Operating Ratios:
   14.   Total Revenue (FTE)                 $65,251    $65,199       0.1%   $65,277      -0.0%  $260,323    $252,259         3.2%
   15.   Noninterest Income /                   16.1%      15.7%                16.9%                16.5%       14.5%
             Revenue (FTE)
   16.   Service Charges / Deposits             0.74%      0.74%                0.76%                0.77%       0.75%
             (annualized)
   17.   Total Revenue Per Share               $7.96      $7.72       3.1%     $7.99      -0.4%     $7.92       $7.49         5.8%
             (annualized)


WESTAMERICA BANCORPORATION    Public Information January 20, 2004
---------------------------

7. Noninterest Expense.

                                                                         (dollars in thousands)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   1. Salaries & Benefits                    $13,183    $13,373      -1.4%   $13,495      -2.3%   $53,974     $55,360        -2.5%
   2. Occupancy                                3,037      3,068      -1.0%     3,076      -1.3%    12,152      11,971         1.5%
   3. Equipment                                1,290      1,534     -15.9%     1,319      -2.2%     5,364       5,873        -8.7%
   4. Data Processing                          1,523      1,535      -0.8%     1,520       0.2%     6,121       6,078         0.7%
   5. Courier                                    900        929      -3.1%       941      -4.4%     3,695       3,642         1.5%
   6. Postage                                    422        402       5.0%       381      10.8%     1,624       1,601         1.4%
   7. Telephone                                  530        442      19.9%       519       2.1%     1,898       1,700        11.6%
   8. Professional Fees                          486        454       7.0%       529      -8.1%     1,886       1,770         6.6%
   9. Stationery & Supplies                      344        382      -9.9%       331       3.9%     1,301       1,451       -10.3%
   10.Loan Expense                               326        323       0.9%       339      -3.8%     1,322       1,324        -0.2%
   11.Merchant Card Expense                      207        352     -41.2%       317     -34.7%     1,183       1,412       -16.2%
   12.Operational Losses                         297        284       4.6%       237      25.3%       936         916         2.2%
   13.Amortization of Core Deposit               165        301     -45.2%       165       0.0%       743       1,003       -25.9%
          Intangibles
   14.Other Operating                          2,448      2,377       3.0%     2,365       3.5%     9,504       9,222         3.1%
                                          -----------------------         ------------         -----------------------
   15.Total Noninterest Expense              $25,158    $25,756      -2.3%   $25,534      -1.5%  $101,703    $103,323        -1.6%
                                          =======================         ============         =======================
   16.Full Time Equivalent Staff               1,007      1,062      -5.2%     1,016      -0.9%     1,026       1,072        -4.3%
   17.Average Assets /  Full Time             $4,420     $3,887      13.7%    $4,304       2.7%    $4,223      $3,752        12.5%
          Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time                $257       $244       5.5%      $255       0.9%      $254        $235         7.8%
             Equivalent Staff (annualized)
   20.   Noninterest Expense / Earning          2.41%      2.67%                2.49%                2.52%       2.76%
            Assets (annualized)
   21.   Noninterest Expense / Revenues         38.6%      39.5%                39.1%                39.1%       41.0%


WESTAMERICA BANCORPORATION    Public Information January 20, 2004
---------------------------

8. Loan Loss Provision.

                                                                          (dollars in thousands)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   1. Loan Loss Provision                       $750       $900     -16.7%      $750       0.0%    $3,300      $3,600        -8.3%
   2. Gross Loan Losses                        1,542      1,593      -3.2%     1,422       8.4%     6,833       6,225         9.8%
   3. Net Loan Losses                          1,020      1,120      -8.9%       729      39.9%     3,617       3,509         3.1%
   4. Recoveries/Gross Losses                     34%        30%                  49%                  47%         44%
   5. Average Total Loans                 $2,285,717 $2,451,940      -6.8%$2,331,855      -2.0%$2,354,270  $2,465,876        -4.5%
   6. Net Loan Losses / Loans                   0.18%      0.18%                0.12%                0.15%       0.14%
          (annualized)
   7. Loan Loss Provision / Loans               0.13%      0.15%                0.13%                0.14%       0.15%
          (annualized)
   8. Loan Loss Provision / Net                 73.5%      80.4%               102.9%                91.2%      102.6%
          Loan Losses



9. Credit Quality.

                                                                        (dollars in thousands)
                                                                12/31/03 /           12/31/03 /
                                           12/31/03   12/31/02   12/31/02   9/30/03   9/30/03    6/30/03    3/31/03     12/31/01
                                          ----------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans          $5,759     $5,717       0.7%    $5,484       5.0%    $5,484      $6,402      $5,058
   2. Performing Nonaccrual Loans              1,658      3,464     -52.1%     2,145     -22.7%     1,353       2,471       3,055
                                          -----------------------         ------------         -----------------------------------
   3. Total Nonaccrual Loans                   7,417      9,181     -19.2%     7,629      -2.8%     6,837       8,873       8,113
   4. Accruing Loans 90+ Days                    199        738     -73.0%       272     -26.8%       386         320         550
        Past Due                          -----------------------         ------------         -----------------------------------
   5. Total Nonperforming Loans                7,616      9,919     -23.2%     7,901      -3.6%     7,223       9,193       8,663
   6. Repossessed Collateral                      90        381     -76.4%       742                1,888          88         523
                                          -----------------------         ------------         -----------------------------------
   7. Total Nonperforming Loans &
   8.     Repossessed Collateral              $7,706    $10,300     -25.2%    $8,643     -10.8%    $9,111      $9,281      $9,186
                                          =======================         ============         ===================================
   9. Classified Loans                       $23,460    $34,001     -31.0%   $23,479      -0.1%   $27,324     $32,505     $22,284
                                          =======================         ============         ===================================
   10.Allowance for Loan Losses              $53,910    $54,227      -0.6%   $54,180      -0.5%   $54,159     $54,154     $52,086
   11.Total Loans Outstanding              2,323,330  2,494,638      -6.9% 2,364,418      -1.7% 2,406,889   2,456,161   2,484,457
   12.Total Assets                         4,576,385  4,224,867       8.3% 4,482,793       2.1% 4,564,692   4,386,455   3,927,967

   13.Allowance for Loan Losses /               2.32%      2.17%                2.29%                2.25%       2.20%       2.10%
          Total Loans
   14.Nonperforming Loans /                     0.33%      0.40%                0.33%                0.30%       0.37%       0.35%
          Total Loans
   15.Nonperforming Loans &
          Repossessed Assets /                  0.17%      0.24%                0.19%                0.20%       0.21%       0.23%
          Total Assets
   16.Allowance/Nonperforming Loans              708%       547%                 686%                 750%        589%        601%
   17.Allowance for Loan Losses /                230%       159%                 231%                 198%        167%        234%
          Classified Loans
   18.Classified Loans / (Equity +
          Allowance for Loan Losses)             6.0%       8.6%                 5.8%                 6.6%        8.3%        6.1%


WESTAMERICA BANCORPORATION     Public Information January 20, 2004
---------------------------

10.Capital.

                                                           (dollars in thousands, except per-share amounts)
                                                                12/31/03 /           12/31/03 /
                                           12/31/03   12/31/02   12/31/02   9/30/03   9/30/03    6/30/03    3/31/03     12/31/01
                                          ----------------------------------------------------------------------------------------
   1. Shareholders' Equity                  $340,371   $341,499      -0.3%  $350,922      -3.0%  $357,311    $336,946    $314,359
   2. Tier I Regulatory Capital              304,734    300,159       1.5%   312,308      -2.4%   308,534     294,297     283,438
   3. Total Regulatory Capital               357,627    339,115       5.5%   350,380       2.1%   347,219     333,545     324,230

   4. Total Assets                         4,576,385  4,224,867       8.3% 4,482,793       2.1% 4,564,692   4,386,455   3,927,967
   5. Risk-Adjusted Assets                 3,007,545  3,091,081      -2.7% 3,018,061      -0.3% 3,067,976   3,114,609   3,050,788

   6. Shareholders' Equity /                    7.44%      8.08%     -8.0%      7.83%     -5.0%      7.83%       7.68%       8.00%
          Total Assets
   7. Shareholders' Equity /                   14.65%     13.69%      7.0%     14.84%     -1.3%     14.85%      13.72%      12.65%
          Total Loans
   8. Tier I Capita l /Total Assets             6.66%      7.10%     -6.3%      6.97%     -4.4%      6.76%       6.71%       7.22%
   9. Tier I Capital  / Risk-Adjusted          10.13%      9.71%      4.3%     10.35%     -2.1%     10.06%       9.45%       9.29%
          Assets
   10.Total Capital / Risk-Adjusted            11.89%     10.97%      8.4%     11.61%      2.4%     11.32%      10.71%      10.63%
          Assets
   11.Shares Outstanding                      32,287     33,411      -3.4%    32,723      -1.3%    32,937      32,907      34,220
   12.Book Value Per Share ($)                $10.54     $10.22       3.1%    $10.72      -1.7%    $10.85      $10.24       $9.19
   13.Market Value Per Share ($)               49.78      40.18      23.9%     44.48      11.9%     43.08       39.49       39.57

   14.Share Repurchase Programs


                                                                        (shares in thousands)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   15.Total Shares Repurchased /                 530        248     113.7%       354      49.7%     1,570       1,550         1.3%
          Canceled
   16.  Average Repurchase Price              $50.80     $40.92      24.1%    $44.43      14.3%    $44.97      $41.36         8.7%
   17.Net Shares Repurchased                     436        191     128.3%       214     103.7%     1,124         809        38.9%
          (Issued)


WESTAMERICA BANCORPORATION      Public Information January 20, 2004
---------------------------

11.Period-End Balance Sheets.

                                                                     (dollars in thousands)
                                                                12/31/03 /           12/31/03 /
                                           12/31/03   12/31/02   12/31/02   9/30/03   9/30/03    6/30/03    3/31/03     12/31/01
                                          ----------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets        $190,162   $223,210     -14.8%  $189,902       0.1%  $202,193    $186,914    $179,716

   3.   Investment Securities              1,413,911    947,848      49.2% 1,245,311      13.5% 1,251,341   1,048,386     948,970
            Available For Sale
   4.   Investment Securities Held           535,377    438,985      22.0%   569,996      -6.1%   588,231     520,896     209,169
            to Maturity
   5.   Loans, gross                       2,323,330  2,494,638      -6.9% 2,364,418      -1.7% 2,406,889   2,456,161   2,484,457
   6.   Allowance For Loan Losses            (53,910)   (54,227)     -0.6%   (54,180)     -0.5%   (54,159)    (54,154)    (52,086)
                                          -----------------------         ------------         -----------------------------------
   7.   Loans, net                         2,269,420  2,440,411      -7.0% 2,310,238      -1.8% 2,352,730   2,402,007   2,432,371
                                          -----------------------         ------------         -----------------------------------
   9.   Premises and Equipment                35,748     37,396      -4.4%    35,566       0.5%    36,408      36,631      39,821
   10.  Core Deposit Intangible Assets         3,438      4,180     -17.8%     3,602      -4.6%     3,800       3,931       2,683
   11.  Goodwill                              18,996     18,996       0.0%    18,996       0.0%    18,996      18,996      16,329
   12.  Interest Receivable and              109,333    113,841      -4.0%   109,182       0.1%   110,993     168,694      98,908
            Other Assets                  -----------------------         ------------         -----------------------------------
   13.Total Assets                        $4,576,385 $4,224,867       8.3%$4,482,793       2.1%$4,564,692  $4,386,455  $3,927,967
                                          =======================         ============         ===================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing             $1,240,379 $1,146,828       8.2%$1,213,577       2.2%$1,184,847  $1,129,455  $1,048,458
   17.    Interest-Bearing Transaction       561,696    559,875       0.3%   559,031       0.5%   554,568     553,105     519,324
   18.    Savings                          1,058,082    952,319      11.1% 1,039,406       1.8%   962,267     980,291     863,523
   19.    Time                               603,834    635,043      -4.9%   724,115     -16.6%   751,949     667,237     803,330
                                          -----------------------         ------------         -----------------------------------
   20.  Total Deposits                     3,463,991  3,294,065       5.2% 3,536,129      -2.0% 3,453,631   3,330,088   3,234,635
                                          -----------------------         ------------         -----------------------------------
   21.  Short-Term Borrowed Funds            590,646    349,736      68.9%   433,348      36.3%   393,287     416,219     271,911
   22.  FHLB Debt                            105,000    170,000     -38.2%   105,000              170,000     170,000      40,000
   24.  Debt Financing and Notes              24,643     24,607       0.1%     9,643     155.6%    21,393      21,393      27,821
           Payable
   25.  Liability For Interest, Taxes and     51,734     44,960      15.1%    47,751       8.3%   169,070     111,809      39,241
            Other                         -----------------------         ------------         -----------------------------------
   26.Total Liabilities                    4,236,014  3,883,368       9.1% 4,131,871       2.5% 4,207,381   4,049,509   3,613,608
                                          -----------------------         ------------         -----------------------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                     $220,285   $217,198       1.4%  $220,527      -0.1%  $219,060    $215,291    $209,074
   29.  Unrealized Gain on Investment
   30.     Securities Available For Sale      13,191     19,152     -31.1%    16,004     -17.6%    26,001      20,710      11,900
   31.  Retained Earnings                    106,895    105,149       1.7%   114,391      -6.6%   112,250     100,945      93,385
                                          -----------------------         ------------         -----------------------------------
   32.Total Shareholders' Equity             340,371    341,499      -0.3%   350,922      -3.0%   357,311     336,946     314,359
                                          -----------------------         ------------         -----------------------------------
   33.Total Liabilities and               $4,576,385 $4,224,867       8.3%$4,482,793       2.1%$4,564,692  $4,386,455  $3,927,967
         Shareholders' Equity             =======================         ============         ===================================


WESTAMERICA BANCORPORATION    Public Information January 20, 2004
---------------------------

12.Income Statements.

                                                            (dollars in thousands, except per-share amounts)
                                                                 Q4'03 /              Q4'03 /                         12/31'03YTD/
                                             Q4'03      Q4'02     Q4'02      Q3'03     Q3'03   12/31'03YTD12/31'02YTD 12/31'02YTD
                                          ----------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                                $35,435    $42,787     -17.2%   $37,491      -5.5%  $152,758    $174,810       -12.6%
   3.   Money Market Assets and                    2          2       0.0%         2       0.0%         8          12       -33.3%
            Funds Sold
   4.   Investment Securities                 13,802     11,355      21.5%    12,215      13.0%    49,599      47,386         4.7%
            Available For Sale
   5.   Investment Securities Held             5,572      4,908      13.5%     5,251       6.1%    21,128      15,425        37.0%
            to Maturity                   -----------------------         ------------         -----------------------
   6. Total Interest Income                   54,811     59,052      -7.2%    54,959      -0.3%   223,493     237,633        -6.0%
                                          -----------------------         ------------         -----------------------
   7. Interest Expense:
   8.   Transaction Deposits                     129        318     -59.4%       145     -11.0%       727       1,533       -52.6%
   9.   Savings Deposits                       1,381      2,089     -33.9%     1,439      -4.0%     6,091      10,409       -41.5%
   10.  Time Deposits                          2,112      3,358     -37.1%     2,400     -12.0%    10,167      16,703       -39.1%
   11.  Short-Term Borrowed Funds                856        716      19.6%       747      14.6%     3,415       3,524        -3.1%
   12.  Federal Home Loan Bank                   979      1,610     -39.2%     1,172     -16.5%     5,318       5,225         1.8%
            Advances
   13.  Debt Financing and Notes                 306        443     -30.9%       385     -20.5%     1,479       1,788       -17.3%
            Payable                       -----------------------         ------------         -----------------------
   14.Total Interest Expense                   5,763      8,534     -32.5%     6,288      -8.3%    27,197      39,182       -30.6%
                                          -----------------------         ------------         -----------------------
   15.Net Interest Income                     49,048     50,518      -2.9%    48,671       0.8%   196,296     198,451        -1.1%
                                          -----------------------         ------------         -----------------------
   16.Provision for Loan Losses                  750        900     -16.7%       750       0.0%     3,300       3,600        -8.3%
                                          -----------------------         ------------         -----------------------
   17.Noninterest Income:
   18.  Service Charges on Deposit             6,572      6,184       6.3%     6,735      -2.4%    26,381      24,446         7.9%
            Accounts
   19.  Merchant Credit Card                     864        891      -3.0%       993     -13.0%     3,619       3,730        -3.0%
   20.  Financial Services Commissions           227        267     -15.0%       249      -8.8%       893       1,315       -32.1%
   21.  Mortgage Banking                         139        278     -50.0%       185     -24.9%       851         985       -13.6%
   22.  Trust Fees                               235        246      -4.5%       245      -4.1%       995       1,020        -2.5%
   23.  Securities Gains (Impairment)              0          0      n/m       2,150      n/m       2,443      (4,260)     -157.3%
   24.  FHLB Advance Prepayment                    0          0      n/m      (2,166)     n/m      (2,166)          0        n/m
            Fees
   25.  Other                                  2,456      2,348       4.6%     2,622      -6.3%     9,900       9,315         6.3%
                                          -----------------------         ------------         -----------------------
   26.Total Noninterest Income                10,493     10,214       2.7%    11,013      -4.7%    42,916      36,551        17.4%
                                          -----------------------         ------------         -----------------------

   27.Noninterest Expense:
   28.  Salaries and Related Benefits         13,183     13,373      -1.4%    13,495      -2.3%    53,974      55,360        -2.5%
   29.  Occupancy                              3,037      3,068      -1.0%     3,076      -1.3%    12,152      11,971         1.5%
   30.  Equipment                              1,290      1,534     -15.9%     1,319      -2.2%     5,364       5,873        -8.7%
   31.  Data Processing                        1,523      1,535      -0.8%     1,520       0.2%     6,121       6,078         0.7%
   32.  Professional Fees                        486        454       7.0%       529      -8.1%     1,886       1,770         6.6%
   33.  Other                                  5,639      5,792      -2.6%     5,595       0.8%    22,206      22,271        -0.3%
                                          -----------------------         ------------         -----------------------
   34.Total Noninterest Expense               25,158     25,756      -2.3%    25,534      -1.5%   101,703     103,323        -1.6%
                                          -----------------------         ------------         -----------------------

   35.Income Before Income Taxes              33,633     34,076      -1.3%    33,400       0.7%   134,209     128,079         4.8%
   36.Provision for income taxes               9,325     10,820     -13.8%     9,327      -0.0%    39,146      40,941        -4.4%
                                          -----------------------         ------------         -----------------------
   37.Net Income                             $24,308    $23,256       4.5%   $24,073       1.0%   $95,063     $87,138         9.1%
                                          =======================         ============         =======================

   38.Average Shares Outstanding              32,523     33,495      -2.9%    32,770      -0.8%    32,849      33,686        -2.5%
   39.Diluted Average Shares                  33,154     33,978      -2.4%    33,273      -0.4%    33,369      34,225        -2.5%
          Outstanding

   40.Per Share Data:
   41.  Basic Earnings                         $0.75      $0.69       7.6%     $0.73       2.7%     $2.89       $2.59        11.9%
   42.  Diluted Earnings                        0.73       0.68       7.1%      0.72       1.4%      2.85        2.55        11.9%
   43.  Dividends Paid                          0.26       0.24       8.3%      0.26       0.0%      1.00        0.90        11.1%
